Note 4 - Acquisition	12 Months Ended
Nov. 30, 2011
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
4.	Acquisition

As disclosed in Note 1, in October 2009 the Company entered into an acquisition transaction acquiring certain assets and assumed liabilities from Vasogen. As Vasogen did not meet the definition of business under ASC paragraphs 805-10-55-4 through 55-9, the transaction was accounted as an asset acquisition recorded at carrying value which approximated fair value. The excess of the Vasogen assets acquired over liabilities assumed on the acquisition was recorded as a credit to the additional paid in capital of the Company as follows:

$

Assets
Cash	11,334,855
Investment tax credits and prepaid expenses and sundry assets	489,255
Fixed assets	11,406
11,835,516

Liabilities assumed
Accounts payable and accrued liabilities	2,299,289
Warrant liability	543,669
2,842,958
Additional paid in capital	8,992,558